KRANE SHARES TRUST

KraneShares SSE STAR Market 50 Index ETF

KraneShares CSI China Internet ETF

(the “Funds”)

Supplement dated September 17, 2020 to the currently effective Prospectus and Statement of Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020.

1.	In the “Principal Investment Strategies” section of the Prospectus for KraneShares CSI China Internet ETF, the fourth sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Index Provider then removes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion.

2.	In the “Principal Investment Strategies” section of the Prospectus for KraneShares SSE STAR Market 50 Index ETF, the third and fourth paragraphs are deleted in their entirety and replaced with the following:

The stocks included in the Underlying Index will consist of China A-Shares. China A-Shares are Chinese renminbi (“RMB”)-denominated equity securities (“A-Shares”) issued by companies incorporated in mainland China. Direct investments in A-Shares are currently possible only through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) or Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license. Bosera Asset Management (International) Co., Ltd. (“Bosera”), the Fund’s sub-adviser, has received a license as a RQFII from the China Securities Regulatory Commission (“CSRC”) and has received an A-Shares quota by China’s State Administration of Foreign Exchange (“SAFE”) for use by the investment products it manages, including the Fund. Bosera, on behalf of the investment products it manages, may invest in A-Shares and other permitted China securities up to the relevant A-Shares quota(s). In addition, the Fund may invest in A-Shares through the Stock Connect Programs and, in the future, Bosera may also obtain a license on behalf of the Fund as a QFII, another program under Chinese law that would allow the Fund to invest in A-Shares.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) and/or Bosera believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane, Bosera and/or their affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

3.	In the “Principal Risks” section of the Prospectus for KraneShares SSE STAR Market 50 Index ETF, the section entitled “China Equity Investing Risks - A-Shares Risk” is deleted in its entirety and replaced with the following:

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

4.	In the “Principal Risks” section of the Prospectus for KraneShares SSE STAR Market 50 Index ETF, the section entitled “China Risk - Onshore Investing Risks - Custody Risks” is deleted in its entirety and replaced with the following:

Custody Risks. In accordance with Chinese regulations, A-Shares acquired through a QFII or RQFII license will be held in the joint names of the Fund and Bosera. While Bosera may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Bosera may assert that the securities are owned by Bosera and that regulatory actions taken against Bosera may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

5.	Except as noted above in paragraphs 3 and 4, in the “Principal Risks” section of the Prospectus for KraneShares SSE STAR Market 50 Index ETF, all references to Krane are revised to include Bosera.
6.	In the “Management” section of the Prospectus for KraneShares SSE STAR Market 50 Index ETF, the following is deleted in its entirety and replaced with the following:

Investment Manager and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund. Bosera Asset Management (International) Co., Ltd. serves as the sub-adviser to the Fund.

Portfolio Manager

Ms. Qiong Wan has served as the Fund’s portfolio manager since August 2020.

7.	In the “Additional Information About the Funds - Underlying Indexes - KraneShares CSI China Internet” section of the Prospectus, the third sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Index Provider then removes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion.

8.	In the “Management - Investment Adviser” section of the Prospectus, the following is added:

Investment Sub-Adviser (to KraneShares SSE STAR Market 50 Index ETF)

Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as Sub-Adviser to the KraneShares SSE STAR Market 50 Index ETF. Bosera is a Hong Kong limited liability company. Bosera’s offices are located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong.

Bosera, a registered investment adviser with the SEC, is a wholly-owned subsidiary of Bosera Asset Management Company Limited, one of the largest fund management companies in China. Headquartered in Shenzhen, Bosera Asset Management Company Limited was established in 1998, among the first fund houses in China. As of June 30, 2020, the Bosera group managed more than $198.65 billion (including Bosera Asset Management Co., Ltd., Bosera Asset Management (International) Co., Ltd. and Bosera Capital Management Co., Ltd.) in assets for clients in Asia, Europe and North America. With more than 190 investment professionals in China, the Bosera group seeks to offer expertise and on-the-ground insight into China, servicing and advising institutional and retail investors globally, including sovereign wealth funds, central banks and national pensions. The Bosera group also has strong experience in managing several index funds and ETFs in China.

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement with Bosera will be available in the Fund’s initial shareholder report.

9.	In the “Management - Portfolio Managers” section of the Prospectus, the following is added:

KraneShares SSE STAR Market 50 Index ETF

Mrs. Qiong Wan is responsible for managing the Fund. Mrs. Wan has more than ten years of work experience in the financial services industry. In that time, she has worked in various capacities ranging from accounting to fund management. Mrs. Wan joined Bosera in March 2011 as fund manager assistant on the Index & Quant Team. From December 2013 to June 2015, she served as a backup fund manager of the Bosera FTSE China A50 Index ETF, domiciled in Hong Kong, and from June 2015 to May 2016, she served as a fund manager on the Index & Quant Team. Now, she serves as Head of the Index & Quant Team at Bosera.

Mrs. Wan graduated with a Bachelor of Business Administration from China’s Central South University in June 2004 and earned a Master of Science in Quantitative Economics from Central South University in May 2009.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

10.	In the “Management - Portfolio Managers” section of the Statement of Additional Information, the following table is added:
Bosera’s Portfolio Managers
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Qiong Wan*	0	$0	11	$643.88	0	$0

* The information provided is as of July 31, 2020. None of the accounts paid advisory fees based on the performance of the accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.